Exhibit 99.1
JPMorgan Global Internet Conference March 13, 2006 Homestore, Inc. d/b/a Move

Safe Harbor This presentation contains non-GAAP measures relating to the company's performance. You can find the reconciliation of those measures to GAAP measures in the Appendix of this presentation. In addition, the following presentation contains forward-looking statements, based on management's current views and expectations, estimates and projections about the industry, beliefs and certain assumptions made by management, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning matters that are not historical facts or that necessarily depend upon future events. Our actual financial results could differ materially from those represented in this presentation. Factors that could cause or contribute such differences include, but are not limited to, decreases or delays in advertising spending, market acceptance of new products, ongoing litigation and legal costs, the company's ability to deal with the increasingly competitive online real estate environment, and the company's ability to realize timely and positive returns on investments being made in the business. More information about potential factors which could affect Homestore's business and financial results is included in Homestore's Annual Report on Form 10-K for the year ended December 31, 2005 and quarterly reports on Form 10-Q. All forward-looking statements are based on information available to Homestore on the date hereof, and Homestore assumes no obligation to update such statements. All forward-looking statements are qualified by these cautionary statements.

Our Mission We provide consumers with the real estate content, decision support tools and professional connections they need before, during and after a move. An underserved audience of 18,000,000 moving households with no comprehensive information service to help them.

Introducing a New Brand - A commitment to put consumers first The move process is one of consumers most challenging life experiences Consumers are searching for a trusted, non-intrusive, comprehensive information source for the entire move cycle leadership in home listing content and homeseeking online consumers will be extended to the entire move cycle Opportunity for to brand this space and be the category leader

The Move Cycle Moving Financing Thinking / Searching Settling In Nesting

The Move Cycle - Economics 18 million movers annually $1.5 trillion mortgage purchase originations $150 billion related products and services $1.9 trillion home sales Sources: NAR, Mortgage Bankers Association, Boston Consulting Group, National Apartment Association, internal estimates Moving Financing Thinking / Searching Settling In Nesting 100 million consumers $90 billion leases

The Move Cycle - Advertising Spend $20 billion+ 77% of home buyers already online, ad dollars still largely offline Sources: NAR, REAL Trends, US Census Bureau, SEC Filings, National Apartment Association, Boston Consulting Group, internal analysis Moving Financing Thinking / Searching Settling In Nesting $11 billion+ $9 billion

The Move Cycle - Our Solutions Settling In Moving Financing Thinking / Searching Settling In Nesting

Four Reasons We Can Be Successful Diversified Business Model Best Content, Tools & Professional Connections Largest Audience Industry Relationships 10 million consumers per month First point of contact for consumers considering a move NAR, NAHB Strong support for strategy Have #1 resale content site Move.com - top real estate search engine Adding community and user-generated content Majority subscription- based Adding cost- per-click, pay-per-lead

Revenue by Reporting Segment Real Estate Services Move-Related Services East 48730 17845 2005 Revenue: $252.6 million Real Estate Services REALTOR.com(r) TOP PRODUCER(r) RENTNET(r) HomeBuilder.com(tm) Move-Related Services Welcome Wagon(r) Retail Advertising Plans & Publications 72% 28%

3 Year Revenue Trends (% growth rates)

3 Year Profitability Trends - EBITDA* ($ in millions) *Income from operations, excluding restructuring charges and certain other non-cash and non-recurring items, principally stock-based charges, depreciation, and amortization. For ease of presentation, 2004 and 2005 reflect exclusion of advancement of legal costs to former officers from our reported EBITDA result, which were $7.2 million, and $15.6 million, respectively. Please see reconciliation in Appendix.

Fiscal 2006 Visibility Revenue growth greater than 15% Modest EBITDA margin improvement over 2005 (8.3%) Cap Ex higher than 2005's $11 million

Positioning Our choices: Focus on Real Estate AND Move-Related customers Provide diversity of advertising offerings Serve the top producers Market conditions: Softening markets don't mean less ad spending Spending shift more important than head-to-head competition

Risks and Opportunities Risks Execution and adoption of new models New entrants, scale players with capital Slow shift of advertising dollars to Internet Opportunities Iconic online real estate and move-related player Operating leverage Defensible and extensible content position

Appendix - EBITDA Reconciliation * Operating income (loss) excluding restructuring, impairment and certain other non-cash and non-recurring expenses, principally stock-based charges, depreciation and amortization. ** Advancement of legal costs to the Company's former officers.